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                                                                    EXHIBIT 99.2

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1999
                                 (in thousands)

                                                                      Properties Sold
                                                                        During the
                                                      Six Months Ended  Six Months    Mountaineer    Sale of Six   Six Months Ended
REVENUES                                                   June 30,       Ended     and Fairgrounds  Southwestern   June 30, 1999
                                                            1999      June 30, 1999    Mall Sales        Malls        Pro Forma
                                                          --------      ---------      ---------      ---------       ---------
  Rents                                                  $ 156,593      $  12,835      $   4,839      $  17,841      $ 121,078
  Interest - Mortgage loans                                    230                                                         230
               - Short-term investments                        601                                                         601
               - Investments                                    --                                                          --
  Joint venture income and fees                                189                                                         189
  Other                                                        148                                                         148
                                                          --------      ---------      ---------      ---------      ---------
                                                           157,761         12,835          4,839         17,841        122,246
                                                          --------      ---------      ---------      ---------      ---------
EXPENSES
  Property operating                                       110,166          5,415          1,262          5,275         98,214
  Real estate taxes                                          6,046          1,245            659            987          3,155
  Depreciation and amortization                             17,798          4,990          1,320          2,347          9,141
  Interest-  Mortgages                                      14,003          1,119            152          6,820          5,912
                   Senior notes                                556                                                         556
                   Bank loans                                4,985          2,731                                        2,254
                   Notes payable                             4,132          3,573            559                            --
  General and administrative                                 8,126            171                                        7,955
  Foreign currency gain                                       (738)                                                       (738)
  Unrealized loss on carrying value of assets                                                                               --
      identified for disposition                             9,000                                                       9,000
                                                          --------      ---------      ---------      ---------      ---------
                                                           174,074         19,244          3,952         15,429        135,449
                                                          --------      ---------      ---------      ---------      ---------
NET LOSS BEFORE PREFERRED DIVIDEND AND CAPITAL GAINS     $ (16,313)     $   6,409      $    (887)     $  (2,412)     $ (13,203)
Preferred dividend                                          (1,416)                                                     (1,416)
                                                          --------                                                   ---------
Net loss applicable to shares of beneficial interest
     before capital gains                                $ (17,729)                                                  $ (14,619)
Per share data                                            ========                                                    ========

NET LOSS APPLICABLE TO SHARES OF BENEFICIAL INTEREST
     BEFORE CAPITAL GAINS,
     BASIC AND DILUTED                                   $   (0.51)                                                  $   (0.42)
                                                          ========                                                    ========




Adjusted shares of beneficial interest, basic               34,536                                                      34,536
Adjusted shares of beneficial interest, diluted             34,536                                                      34,536


        The accompanying notes are an integral part of these statements.